SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): December 13, 2012

LIVEWIRE ERGOGENICS INC.
(Exact Name Of Registrant As Specified In Charter)

Nevada	333-149158	26-1212244
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

1747 S. Douglass Rd, Unit C, Anaheim, CA 92806
(Current Address of Principal Executive Offices)

Phone number: (714) 940-0155
(Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 3 – Securities and Trading Markets

Item 3.03                      Material Modification to Rights of Security Holders

On December 13, 2012, LiveWire Ergogenics, Inc. (the “Registrant”) announced that its Board of Directors has declared a dividend payable to stockholders of record on January 18, 2013 (“Record Date”).

The dividend will be equal to 20% of the share price at the market close on the Record Date. The dividend is payable in common stock. Each stockholder’s dividend will be calculated based on the number of shares owned on the Record Date by the stockholder. The new shares will be issued following the Record Date. The number of shares will equal one (1) share for each five (5) shares owned by the stockholder on the Record Date, rounded upwards to the next whole share.  A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release dated December 13, 2012.

Investors are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE ERGOGENICS INC.

Dated: December 14, 2012	By:	/s/ Bill Hodson
Bill Hodson
Principal Executive Officer

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